                                                                EXHIBIT 10.16(b)

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made as of August 1, 2003, by and among Wheeling-Pittsburgh Corporation, a Delaware corporation (the "Company"), and WesBanco Bank, Inc., solely in its capacity as trustee (the "Trustee") under the VEBA Trust (as defined below), and is agreed to by U.S. Trust Company, N.A., in its capacity as independent fiduciary (the "Independent Fiduciary") of the Retiree Plan (as defined below) with respect to Discretionary Management (as defined below) of the Company's securities held by the VEBA Trust.

                                    PREAMBLE

         WHEREAS, pursuant to (a) the Company's Third Amended Joint Plan of Reorganization and Third Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for Debtor's Third Amended Joint Plan of Reorganization, each dated May 19, 2003 (the "Reorganization Plan"), and (b) that certain Memorandum among the Company, Wheeling-Pittsburgh Steel Corporation and United Steelworkers of America, AFL-CIO-CLC entered into connection with the Reorganization Plan, as of the Effective Date (as defined in the Reorganization
Plan) the Company is to contribute to the VEBA Trust 4,000,000 shares (the "Initial Shares") of the Company's common stock, par value $0.01 per share (the "Common Stock"); and

         WHEREAS, the parties hereto agree that it is in the best interests of the Company and the Retiree Plan that sales of all shares of Common Stock held by the VEBA Trust occur in an orderly manner;

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the parties hereto hereby agree as follows:

         1. DEFINITIONS. In addition to those terms defined elsewhere in this Agreement, the following terms as used herein shall have the following meanings:

                  "Commission" shall mean the U.S. Securities and Exchange Commission.


                  A "Contract Year" shall mean the one-year period commencing on the Effective Date of and each subsequent one-year period commencing on an anniversary of the Effective Date.

                  "Discretionary Management" shall mean the extent to which the Independent Fiduciary is permitted to exercise authority and control over the Common Stock held by the VEBA Trust under the Stock Transfer Restriction and Voting Restriction entered into on August 1, 2003 between the Company and WesBanco Bank, Inc., and agreed to by the Independent Fiduciary (the "Stock Transfer Restriction and Voting Agreement"), under the engagement letter agreement of August 1, 2003 between the Company and the Independent Fiduciary, and under this Agreement.

                  "Filing Period" shall mean, (a) with respect to a registration statement to be filed on Form S-3 (or any applicable successor form), not later than 30 days after receipt by the Company of a request for such registration statement and (b) with respect to a registration statement to be filed other than on Form S-3 (or any applicable successor form), not later than 60 days after receipt by the Company of a request for such registration statement.

                  "Person" shall mean an individual, partnership, corporation, limited liability company, association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

                  "Registrable Securities" shall mean any or all of the shares of Common Stock held by the Trustee for the benefit of the VEBA Trust, including but not limited to the Initial Shares.

                  "Required Period" shall mean, with respect to any given registration statement, (a) at any time during the first four Contract Years, 210 days following the first day of effectiveness of such registration statement and (b) at any time following the last day of the fourth Contract Year, 120 days following the first day of effectiveness of such registration statement.

                  "Retiree Plan" means the Wheeling-Pittsburgh Steel Corporation Retiree Benefits Plan.

                  "Rule 144" shall mean Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

                  "Securities Act" shall mean the U.S. Securities Act of 1933, as amended.

                  "VEBA Trust" means the trust that is a part of the Retiree
         Plan.

         2. DEMAND REGISTRATION RIGHT.

         2.1. Registration Upon Request.

         Subject to the provisions of Sections 2.3 and 4, at any time and from time to time, the Trustee may (and, if so directed by the Independent Fiduciary, shall) deliver to the Company written notice of a request that the Company cause Registrable Securities to be registered for resale under the Securities Act pursuant to this Section 2.1 (such registration under this Section 2.1 being referred to as a "Demand Registration"), which written notice shall state (a) the then current name and address of the Trustee, (b) the number of Registrable Securities to be so registered and (c) the total number of shares of Common Stock then held by the Trustee. Thereafter, subject to the conditions, limitations and provisions set forth below in Sections 2.3, 2.5, 4 and 5, the Company shall promptly prepare and file, and use its reasonable best efforts to prosecute to effectiveness, an appropriate filing with the Commission of a registration statement covering, in the aggregate, all of those Registrable Securities with respect to which registration under the Securities Act has been so requested by the Trustee.

         2.2. Period of Effectiveness. A registration requested pursuant to
Section 2.1 hereof shall not count as a Demand Registration to which the Trustee is entitled hereunder unless, in the case of an offering that is not an underwritten offering contemplated by Section 2.4, such registration statement is declared effective and remains effective for at least the Required Period (or for such shorter period as the Trustee may agree). The Company shall be permitted to withdraw any registration statement filed pursuant to Section 2.1 if, at any time, all of the Registrable Securities registered for resale thereunder have been sold pursuant to such registration statement or otherwise cease to be Registered Securities.

         2.3. Limitation on Registrations. With respect to each of the first two Contract Years, the Company shall not be required to effect more than one registration pursuant to Section 2.1. With respect to each Contract Year following the second Contract Year, the Company shall not be required to effect more than two registrations pursuant to Section 2.1, no more than one of which registrations in each such Contract Year may be an underwritten offering.

         2.4. Selection of Underwriters. If a registration pursuant to Section
2.1 involves an underwritten offering by the Trustee, the underwriter or underwriters thereof shall be selected, after consultation with the Company, by the Trustee or the Independent Fiduciary, provided that such underwriter or underwriters shall be acceptable to the Company. The Company covenants that it shall not unreasonably withhold its acceptance of any such underwriter or underwriters. In connection with any such underwritten offering, the Company agrees to enter into an underwriting agreement with the underwriter parties thereto and the Trustee, in customary form reasonably satisfactory to the Company.

         2.5. Additional Securities; Priority of Demand Registrations. Subject to the provisions set forth below in this Section 2.5, the Company may include in any registration statement filed pursuant to Section 2.1 additional securities for sale for its own account or for the account of any other Person. If a registration pursuant to Section 2.1 involves an underwritten offering, and the managing underwriter advises the Company in writing that, in its opinion, the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration, to the extent of the number of shares of Common Stock which the Company is so advised can be sold in such offering, (i) first, the number of Registrable Securities requested to be included in such registration pursuant to Section 2.1, and (ii) second, the other securities proposed to be included in such registration, in accordance with the priorities, if any, then existing among the Company and the holders of such other securities.

         3. PIGGYBACK REGISTRATION RIGHTS.

         3.1. Registration. If at any time the Company proposes to register any of its Common Stock under the Securities Act, whether for its own account or for the account of any stockholder of the Company (but excluding in all cases any registrations to be effected on Forms S-4 or S-8 or any applicable successor Forms), the Company shall, each such time, give to the Trustee and the Independent Fiduciary written notice of its intent to do so. Upon the written request of the Trustee or the Independent Fiduciary given within twenty days after the giving of any such notice by the Company, the Company shall use its reasonable best efforts to cause to be included in such registration the Registrable Securities requested to be so registered, subject to Sections 3.2, 4 and 5; provided that the Trustee agrees to sell such Registrable Securities in the same manner and on the same terms and conditions as the other shares of Common Stock which the Company purposes to register.

         3.2. Priority of the Company Shares. If a registration pursuant to
Section 3.1 involves an underwritten offering, and the managing underwriter advises the Company in writing that, in its opinion, the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering, the Company shall be required to include in such registration only the number of shares of Common Stock requested to be registered by the Trustee and any other stockholders exercising piggyback registration rights as the managing underwriter believes will not (without any reduction in the number of shares to be sold for the account of the Company and any stockholder(s) exercising demand registration rights) jeopardize the success of the offering, which shares of Common Stock shall be included in such registration on a pro rata basis, determined in accordance with the number of shares of Common Stock requested to be so registered by the Trustee and such other stockholders, if any.

         4. CONTRACTUAL LIMITATIONS. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required to register the resale by the Trustee of Registrable Securities in excess of the number of Registrable Securities that the Trustee is permitted to sell pursuant to that certain Stock Transfer Restriction and Voting Agreement.

         5. DEFERRAL. Notwithstanding anything to the contrary contained in this Agreement, the obligation of the Company to file a registration statement pursuant to Section 2 shall be deferred for a period not to exceed one ninety
(90) day period in any twelve (12) month period if the Company, in the good faith judgment of its board of directors, reasonably believes that the filing thereof at the time requested would materially adversely affect a pending or proposed public offering of securities, or an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction, or any negotiations, discussions or pending proposals with respect thereto. The Company shall, at such time as the reason for the deferral no longer exists, use its reasonable best efforts to effect promptly the registration under the Securities Act of the Registrable Securities covered by the deferred registration statement in accordance with Section 2, and such registration shall not be further deferred pursuant to this Section 5.

         6. ADDITIONAL OBLIGATIONS OF THE COMPANY.

         If the Company is required under Section 2 or 3 to use its reasonable best efforts to effect the registration of any of the Registrable Securities, the Company shall promptly:

                  (a) Prepare and file with the Commission, within the applicable Filing Period, a registration statement with respect to such Registrable Securities, on such form as the Company reasonably determines to be appropriate, and use its reasonable best efforts to cause such registration statement to become and remain effective as soon as reasonably practicable after such filing; provided that the Company shall not be required to use its reasonable best efforts to cause such registration statement to become effective sooner than 90 days after the last date on which Registrable Securities have been sold pursuant to an earlier filed registration statement;

                  (b) Notify the Trustee and the Independent Fiduciary of any stop order issued or threatened by the Commission and take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

                  (c) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                  (d) Furnish to the Trustee and the Independent Fiduciary, prior to filing any registration statement hereunder or any supplement or amendment thereto, such number of copies of such registration statement, each amendment and supplement thereto (in each case, including all exhibits thereto), the prospectus (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as the Trustee or the Independent Fiduciary may reasonably request in order to facilitate the disposition of such Registrable Securities;

                  (e) Use its best efforts to register and qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Trustee or the Independent Fiduciary may reasonably request, and to continue such qualification in effect in each such jurisdiction for as long as permissible pursuant to the laws of such jurisdiction, or for as long as any such seller reasonably requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable the Trustee to consummate the disposition in such jurisdictions of the Registrable Securities; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and provided further that (anything in Section 8 to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification therein of the securities be borne by selling shareholders, then such shareholders shall, to the extent required by such jurisdiction, pay its pro rata share of selling expenses;

                  (f) Use its reasonable best efforts to obtain all other approvals, covenants, exemptions or authorizations from such governmental agencies or authorities as may be necessary to enable the Trustee to consummate the disposition of such Registrable Securities;

                  (g) Immediately notify the Trustee and the Independent Fiduciary, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; and promptly (but in no event later than 30 days from the date of delivery of such notice) prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that such prospectus will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; provided, that after such notification and until such supplement or amendment has been so delivered, no such holder will deliver or otherwise use the original prospectus;

                  (h) Enter into and perform customary agreements and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                  (i) Make available for inspection, on a confidential basis and after reasonable prior notice by the Trustee or the Independent Fiduciary, any managing underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by the Trustee, the Independent Fiduciary or any managing underwriter (each, an "Inspector") all financial and other records, pertinent corporate documents and properties of the Company and any subsidiaries thereof as may be in existence at such time as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and any subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such registration statement;

                  (j) Obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters, as the managing underwriter, as applicable, may reasonably request;

                  (k) Furnish, at the request of the Trustee or the Independent Fiduciary on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Trustee and the Independent Fiduciary, covering such legal matters relating to the registration in respect of which such opinion is being given as the Trustee or the Independent Fiduciary may reasonably request and as are customarily included in such opinions;

                  (l) Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but no later than 15 months after the effective date of the registration statement, an earnings statement covering a period of 12 months beginning after the effective date of the registration statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act;

                  (m) Keep the Trustee and the Independent Fiduciary advised as to the initiation and progress of any registration under Section 2 hereunder;

                  (n) Provide officers' certificates and other customary closing documents; and

                  (o) Use its best efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby, it being understood that the Company shall not be required to cause any of its officers or employees to participate in any "road show" or similar marketing effort being conducted with respect to an underwritten Demand Registration including Registrable Securities; provided, however, that in connection with any underwritten Demand Registration with respect to Registrable Securities constituting 15% or more of the total number of shares of Common Stock outstanding, upon reasonable advance notice, the Company shall use reasonable best efforts to cause to participate in any such "road show" or similar marketing effort, for up to five consecutive business days, such officers or employees of the Company as are reasonably deemed required by the managing underwriter in order to effectively conduct any such "road show" or similar marketing effort.

         7. FURNISH INFORMATION.

         It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the Trustee requesting registration thereof shall furnish to the Company such information regarding the Trustee, the Registrable Securities held by the Trustee, the proposed plan of distribution of such Registrable Securities, and any other information as the Company shall reasonably request and as shall be required in order to effect any such registration by the Company.

         8. EXPENSES.

         All expenses incurred by the Company in connection with any registration pursuant to this Agreement, including without limitation any underwriting discounts and commissions relating to shares being registered for the account of the Company, all registration and qualification fees, printing costs, fees and disbursements of counsel for the Company and any of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company (including legal fees and other costs and expenses incurred in connection with compliance with state securities or blue sky laws), and the reasonable fees, charges and expenses of any special experts retained by the Company in connection with any registration pursuant to the terms of this Agreement, regardless of whether the registration statement filed in connection with such registration is declared effective, shall be paid by the Company. The Company shall also pay the reasonable fees, charges and disbursements of a single counsel to the Trustee (not to exceed $25000) and a single counsel to the Independent Fiduciary (not to exceed $50,000) participating in any requested registration of Registrable Securities pursuant to Section 2. All of the expenses described in this Section 8 are referred to in this Agreement as "Registration Expenses." Notwithstanding the foregoing provisions of this Section 8, in connection with any registration hereunder, the Trustee shall cause the Trust to pay all underwriting discounts and commissions, all other expenses of the Trustee and of the Independent Fiduciary, including without limitation any underwriting discounts and commissions relating to Registrable Securities and the costs and fees of counsel (except as set forth in the second preceding sentence) and experts retained by the Trustee or by the Independent Fiduciary, and any capital gains, income or transfer taxes, if any, attributable to the sale of such Registrable Securities.

         9. INDEMNIFICATION.

         9.1. Indemnification. In the event that any Registrable Securities are included in a registration statement pursuant to this Agreement:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless the Trustee, any underwriter (as defined in the Securities Act) for the Company, and each officer, director, partner, employee and agent of the Trustee or the Trust or such underwriter and each Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any document incorporated by reference in any of the foregoing, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and will reimburse the Trustee, such underwriter or such other indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 9.1(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, damage, liability or action to the extent that it primarily arises out of or is based upon an untrue statement or alleged untrue statement or omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Trustee, any underwriter for the Trustee or other indemnified Person;

                  (b) To the extent permitted by the VEBA Trust and applicable law, the Trustee will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed such registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, and any underwriter for the Company (within the meaning of the Securities Act) against any and all losses, claims, damages or liabilities to which the Company or any such director, officer, controlling Person, or underwriter may become subject, under the Securities Act or otherwise, only to the extent that as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus contained therein or any amendments or supplements thereto or any document incorporated by reference in any of the foregoing, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by the Trustee expressly for use in connection with such registration; and the Trustee will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling Person, or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the liability of the Trustee under this Section 9.1(b) shall be limited to the amounts of net proceeds received by the VEBA Trust in the offering giving rise to such liability; further provided, that the indemnity agreement contained in this Section 9.1(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Trustee against which the request for indemnity is being made (which consent shall not be unreasonably withheld); and

                  (c) Promptly after receipt by an indemnified party under this
         Section 9.1 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9.1, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 9.1 only if and to the extent such failure to promptly notify was prejudicial to its ability to defend such action, and the omission so to notify the indemnifying party will not relieve the indemnifying party of any liability which he may have to any indemnified party otherwise other than under this
         Section 9.1. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the indemnified party unless (i) the indemnifying party agrees to pay the same, (ii) the indemnifying party fails to assume the defense of such action with counsel satisfactory to the indemnified party in its reasonable judgment, or (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct; provided, however, that the indemnifying party shall only have to pay the fees and expenses of one lead firm of counsel and one local counsel in each applicable jurisdiction for all indemnified parties. In either of such cases the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party. No indemnifying party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment
         (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. The rights accorded to any indemnified party hereunder shall be in addition to any rights that such indemnified party may have at common law, by separate agreement or otherwise.

                  (d) If the indemnification provided for in Section 9(a) from the indemnifying party is unavailable to an indemnified party in respect of any losses, claims, damages, expenses or other liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or other liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages, expenses or other liabilities, as well as any other relevant equitable considerations. The relative faults of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party's and indemnified party's relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, expenses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 9(a), 9(b) and 9(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                           The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this
         Section 9(d).

         9.2. Override. Notwithstanding anything in this Section 9 to the contrary, (a) if, in connection with an underwritten public offering of the Registrable Securities, the Company, the Trustee and the underwriters enter into an underwriting or purchase agreement relating to such offering which contains provisions covering indemnification as between the Company and such holder, then the indemnification provision of this Section 9 shall be deemed inoperative for purposes of such offering, and (b) the terms of the Company's indemnification obligations in Section 9.1 shall not apply to the Independent Fiduciary, which shall be entitled to indemnification by the Company pursuant to the engagement letter dated August 1, 2003 between the Company and the Independent Fiduciary.

         10. LISTING; RULE 144; OTHER EXEMPTIONS.

         Following registration of any Registrable Securities under the Exchange Act, the Company covenants that it shall file any reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the Commission thereunder, and that it shall take such further action as the Trustee or the Independent Fiduciary may reasonably request (including, but not limited to, providing any information necessary to comply with Rules 144 and 144A (if available with respect to resales of the Registrable Securities) under the Securities Act), all to the extent required from time to time to enable the Trustee to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 or Rule 144A (if available with respect to resales of the Registrable Securities) under the Securities Act, as such rules may be amended from time to time, or (ii) any other rules or regulations now existing or hereafter adopted by the Commission.

         11. GENERAL.

         11.1. Assignment. None of the parties to this Agreement shall assign or delegate any of their respective rights or obligations under this Agreement without the prior written consent of each of the other parties hereto. The parties intend that the terms of this Agreement apply to any successor to either the Trustee or the Independent Fiduciary of the VEBA Trust and agree to use their best reasonable efforts to cause any such successor to agree in writing to become a party to this Agreement.

         11.2. No Inconsistent Agreements; Other Registration Rights. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights of the VEBA Trust in this Agreement, other than any lock-up agreement with the underwriters in connection with an underwritten offering pursuant to which the Company agrees, for a period not in excess of 90 days (not in excess of 180 days with respect to securities being offered for sale by the Company) not to register for sale, and not to sell or otherwise dispose of, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock.

         11.3. Remedies. The Trustee, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of the rights of the VEBA Trust under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

         11.4. Survival. The rights and obligations of the parties hereto set forth herein shall survive indefinitely, unless and until, by their respective terms, they are no longer applicable.

         11.5. Entire Agreement. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings with respect thereto, other than the Stock Transfer Restriction and Voting Agreement.

         11.6. Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class, registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular mail, addressed or telecopied, as the case may be, to such party at the address or telecopier number, as the case may be, set forth below or such other address or telecopier number, as the case may be, as may hereafter be designated in writing by the addressee to the addressor listing all parties:

         (i)      If to the Company, to:

                  Wheeling-Pittsburgh Corporation
                  1134 Market Street
                  Wheeling, WV 26003

                           Attn:    James G. Bradley
                                    President and Chief Executive Officer

                  with a copy to:

                  Bingham McCutchen LLP
                  150 Federal Street
                  Boston, MA  02110

                           Attn:    Edward A. Saxe, Esq.
                                    Barry N. Hurwitz, Esq.

         (ii)     If to the Trustee, to:

                  WesBanco Bank, Inc.
                  One Bank Plaza
                  Wheeling, WV  26003

                           Attention: Corporate Trust

                  with a copy to:

                  Phillips, Gardill, Kaiser & Altmeyer, PLLC
                  61 Fourteenth Street
                  Wheeling, WV  26003

                           Attention: James C. Gardill, Esq.
                                      Ronald M. Musser, Esq.

         (iii)    If to the Independent Fiduciary, to:

                  U.S Trust Company, N.A.
                  600 14th Street, N.W.
                  Washington, D.C. 20005-3314
                  Telecopier: 202-783-7054

                           Attention:  Norman Goldberg,
                                       Managing Director

                  with a copy to:

                  Kilpatrick Stockton LLP
                  607 14th Street, N.W.
                  Washington, D.C. 20005-2018
                  Telecopier: 202-505-0024

                           Attention: Steven J. Sacher

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others.

         Any notice or other communication pursuant to this Agreement shall be deemed to have been duly given or made and to have become effective (i) when delivered in hand to the party to which it was directed, (ii) if sent by telex, telecopier, facsimile machine or telegraph and properly addressed in accordance with the foregoing provisions of this Section 11.6, when received by the addressee, (iii) if sent by commercial courier guaranteeing next business day delivery, on the business day following the date of delivery to such courier, or
(iii) if sent by first-class mail, postage prepaid, and properly addressed in accordance with the foregoing provisions of this Section 11.6, (A) when received by the addressee, or (B) on the third business day following the day of dispatch thereof, whichever of (A) or (B) shall be the earlier.

         11.7. Amendments and Waivers. Any provision of this Agreement may be amended, modified or terminated, and the observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retrospectively or prospectively), with, but only with, the written consent of each of the other parties hereto.

         11.8. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         11.9. No Waiver of Future Breach. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof. No assent, express or implied, by any party hereto to any breach of or default in any agreement or condition herein contained on the part of any other party hereto shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other agreement or condition hereof by such other party.

         11.10. No Implied Rights or Remedies; Third Party Beneficiaries. Except as otherwise expressly provided in this Agreement, nothing herein expressed or implied is intended or shall be construed to confer upon or to give any Person, firm or corporation, other than the parties hereto, any rights or remedies under or by reason of this Agreement. Except as otherwise expressly provided in this Agreement, there are no intended third party beneficiaries under or by reason of this Agreement.

         11.11. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

         11.12. Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

         11.13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding choice of law rules thereof.

         11.14. Jurisdiction. Each party to this Agreement hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby may be brought in the courts of the District of Columbia or of the United States District Court for the District of Columbia and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth in Section 11.6, such service to become effective ten days after such mailing.

         11.15. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.


                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, this Registration Rights Agreement has been executed under seal by the parties hereto as of the day and year first above written.

                   WHEELING-PITTSBURGH CORPORATION


                   By:           /s/ John W. Testa
                       ---------------------------------------------------------
                          Name:   John W. Testa
                          Title:  Vice President, Secretary and Treasurer

                   WESBANCO BANK, INC.
                   solely in its capacity as Trustee under the VEBA Trust and not individually


                   By:          /s/ Rhonda J. Revels
                       ---------------------------------------------------------
                        Name:   Rhonda J. Revels
                        Title:  Senior Trust Officer

ASSENT AND ACKNOWLEDGEMENT

The undersigned, by assenting to and acknowledging this Agreement, agrees not to direct or otherwise cause the Trustee to take any action in violation of the terms of this Agreement:

U.S. TRUST COMPANY, N.A.,
in its capacity as independent fiduciary of the Retiree Plan in respect of discretionary actions concerning any of the Company's securities held by the VEBA Trust

By:      /s/ Norman P. Goldberg
    -------------------------------------------------
     Name:  Norman P. Goldberg
     Title: Managing Director